Financial Instruments (Details) - Schedule of sensitivity analysis	12 Months Ended
Dec. 31, 2021
Schedule of sensitivity analysis [Abstract]
Valuation Technique, description	The fair value of the convertible promissory note has been calculated using a binomial lattice methodology.
Key Inputs, description	Key observable inputs ● Share price (December 31, 2021: US $3.70) ● Risk-free interest rate (December 31, 2021: 0.67%) ● Dividend yield (December 31, 2021: 0%) Key unobservable inputs ● Instrument specific spread (December 31, 2021: 45%) ● Credit spread (December 31, 2021: 9.76%)
Inter-relationship between significant inputs and fair value measurement, description	The estimated fair value would increase (decrease) if: ● The share price was higher (lower) ● The risk-free interest rate was higher (lower) ● The dividend yield was lower (higher) ● The instrument specific spread was lower (higher) ● The credit spread was lower (higher)